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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                April 12, 1999

                           THE ACKERLEY GROUP, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware

                 (State or other jurisdiction of incorporation)


                   1-10321                               91-1043807
     -------------------------------------    ----------------------------------
           (Commission File Number)             IRS Employer Identification No.


                         1301 Fifth Avenue, Suite 4000
                           Seattle, Washington 98101
             (Address of principal executive offices)  (zip code)

      Registrant's telephone number, including area code: (206) 624-2888
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Item 2.  Acquisition or Disposition of Assets

     On April 12, 1999, The Ackerley Group, Inc. (the "Company") acquired substantially all of the assets of WOKR(TV), an ABC affiliate licensed to Rochester, New York, from Sinclair Communications, Inc. pursuant to an Asset Purchase Agreement dated as of September 25, 1998. The purchase price paid by the Company was approximately $128.0 million. The Company recorded net assets with estimated fair values aggregating $9.8 million and goodwill of $118.2 million.

     The purchase price was financed principally through funds borrowed under a Credit Agreement dated as of January 22, 1999 among the Company, First Union National Bank, Fleet Bank, N.A., Union Bank of California, N.A., KeyBank National Association, and Bank of Montreal, Chicago Branch, as agents, and the other lenders party thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Businesses Acquired.

              Audited financial statements for station WOKR(TV) for the year ending December 31, 1998 and unaudited financial statements for the three-month period ending March 31, 1999 will be filed by amendment to this report on or before June 26, 1999.

         (b)  Pro forma financial information.

              Pro forma financial information relative to the Company's acquisition of station WOKR(TV) will be filed by amendment to this report on or before June 26, 1999.

         (c)  Exhibits.

              10.1 Asset Purchase Agreement between Sinclair Communications, Inc. and The Ackerley Group, Inc. dated as of September 25, 1998.(1)

              10.2 Credit Agreement dated January 22, 1999, by and among The Ackerley Group, Inc., First Union National Bank, Fleet Bank, N.A., Union Bank of California, N.A., KeyBank National Association, and Bank of Montreal, Chicago Branch, as agents, and the other lenders party thereto(2)

              99     Press release issued by Company, dated April 13, 1999

         -----------------------------------
              (1) Incorporated by reference to Exhibit 10 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

              (2) Incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-4 (Registration No. 333-71583).


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 27, 1999


                                       THE ACKERLEY GROUP, INC.



                                       By: /s/ Keith W. Ritzmann
                                           _________________________________
                                            Keith W. Ritzmann
                                            Senior Vice President and Chief
                                              Information Officer, Assistant
                                              Secretary and Controller

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